Exhibit 10.148

AMENDMENT
to the
PROVIDER SERVICES AGREEMENT
between
HEALTH NET, INC. AFFILIATES
and
A.V. MEDICAL GROUP

The Participating Physician Group Provider Services Agreement dated June 1, 1998 between A.V. Medical Group (“PPG”) and Health Net, Inc. Affiliates (“HNI”), as subsequently amended by instruments dated July 1, 1999, November 1, 2000, the amendment executed on February 28, 2001 and January 1, 2003 (hereinafter the “Agreement”) is hereby amended effective March 1, 2003.

HNI and PPG hereby agree to amend the Agreement as follows:

1.          Addendum A to the Agreement, “BENEFIT PROGRAMS AND AFFILIATES”, Subsection 1. BENEFIT PROGRAMS, is hereby amended to add the following:

BENEFIT PROGRAM	ADDENDUM	PPG PARTICIPATION Yes/No
Health Insurance Portability and Accountability Act (HIPAA)	I	YES

2.          Addendum B to the Agreement, Section B, STANDARD HMO, Subsection 1.1 Capitation Rates shall be deleted in its entirety and replaced with the following:

1.1            Capitation Rates.  PPG Capitation for Standard HMO, Members shall be determined on a monthly basis by multiplying the following normalized PMPM rates by the age, sex and benefit plan factors set forth in Addendum B for each assigned Member.  Normalized rates represent the PMPM prior to the adjustment for PPG’s assigned Members’ age, sex and benefit plan.  Actual PPG gross Capitation shall fluctuate from month to month to the extent that PPG’s age, sex and benefit plan mix fluctuates.

Effective 3/1/03-2/29/04 Standard HMO Capitation	Effective 3/1/04 Standard HMO Capitation
*** PMPM	*** PMPM

3.          Addendum B to the Agreement, Section B, STANDARD HMO, Subsection 3.1 Shared Risk Budgets shall be deleted in its entirety and replaced with the following:

3.1            Shared Risk Budget.  HMO shall fund the Shared Risk Budget for Members, with normalized rates.  These normalized rates shall be adjusted for PPG’s assigned Members by the age, sex and benefit plan factors as set forth in Addendum B.  Actual Shared Risk Budget shall fluctuate from month to month to the extent that PPG’s age, sex and benefit plan mix fluctuates.

Effective 3/1/03-2/29/04 Standard HMO Shared Risk Budget	Effective 3/1/04 Standard HMO Shared Risk Budget
*** PMPM	*** PMPM

***  Confidential Information omitted and filed separately with the Securities and Exchange Commission.

4.          Addendum B to the Agreement, Section C. SMALL GROUP HMO. Subsection 1.1 Capitation Rates shall be deleted in its entirety and replaced with the following:

1.1                                         Capitation Rates.  PPG Capitation for Small Group HMO Members shall be determined on a monthly basis by multiplying the following normalized PMPM rates by the age, sex and benefit plan factors set forth in Addendum B for each assigned Member.  Normalized PMPM rates represent the PMPM prior to the adjustment for PPG’s assigned Members’ age, sex and benefit plan.  Actual PPG gross Capitation shall fluctuate from month to month to the extent that PPG’s age, sex and benefit plan mix fluctuates.

Effective 3/1/03-2/29/04 Small Group HMO Capitation	Effective 3/1/04 Small Group HMO Capitation
*** PMPM	*** PMPM

5.          Addendum B to the Agreement, Section C. SMALL GROUP HMO, Subsection 3. Shared Risk Budget shall be deleted in its entirety and replaced with the following:

3.                                                 Shared Risk Budget.  HMO shall fund the Shared Risk Budget for Members, with normalized rates.  These normalized rates shall be adjusted for PPG’s assigned Members by the age, sex and benefit plan factors as set forth in Addendum B.  Actual Shared Risk Budget shall fluctuate from month to month to the extent that PPG’s age, sex and benefit plan mix fluctuates.

Effective 3/1/03-2/29/04 Small Group HMO Shared Risk Budget	Effective 3/1/04 Small Group HMO Shared Risk Budget
*** PMPM	*** PMPM

6.          Addendum B to the Agreement, Section D. INDIVIDUAL HMO, Subsection 1.1 Capitation Rates shall be deleted in its entirety and replaced with the following:

1.1                                           Capitation Rates.  PPG Capitation for Individual HMO Members shall be determined on a monthly basis by multiplying the following normalized PMPM rates by the age, sex and benefit plan factors set forth in Addendum B for each assigned Member.  Normalized PMPM rates represent the PMPM prior to the adjustment for PPG’s assigned Members’ age, sex and benefit plan.  Actual PPG gross Capitation shall fluctuate from month to month to the extent that PPG’s age, sex and benefit plan mix fluctuates.

Effective 3/1/03-2/29/04 Individual HMO Capitation	Effective 3/1/04 Individual HMO Capitation
*** PMPM	*** PMPM

7.          Addendum B to the Agreement, Section D. INDIVIDUAL HMO. Subsection 3.1 Shared Risk Budget shall be deleted in its entirety and replaced with the following:

3.1                                             Shared Risk Budget.  HMO shall fund the Shared Risk Budget for Members, with normalized rates.  These normalized rates shall be adjusted for PPG’s assigned Members by the age, sex and benefit plan factors as set forth in Addendum B.  Actual Shared Risk Budget shall fluctuate from month to month to the extent that PPG’s age, sex and benefit plan mix fluctuates.

Effective 3/1/03-2/29/04 Individual HMO Shared Risk Budget	Effective 3/1/04 Individual HMO Shared Risk Budget
*** PMPM	*** PMPM

8.          Addendum B of the Agreement, Section F. MEDICARE COB. Subsection 1. Capitation Rates shall be deleted in its entirety and replaced with the following:

1.                                                     Capitation Rates.  PPG Capitation rates for Medicare COB Members shall be at the following PMPM levels, subject to age, sex and benefit plan factors set forth in Addendum B

Effective 3/1/03- 2/29/04 Medicare COB HMO	Effective 3/1/03- 2/29/04 Medicare COB POS	Effective 3/1/04 Medicare COB HMO	Effective 3/1/04 Medicare COB POS
*** PMPM	*** PMPM	*** PMPM	*** PMPM

9.          Addendum B to the Agreement, Section G, COMMERCIAL POS.  Subsection 6.1 POS Shared Risk Budgets shall be deleted in its entirety and replaced with the following:

6.1                                         POS Shared Risk Budgets.  The budgets shall be determined for each Commercial POS population: Standard POS, Small Group POS and, at a later date, Individual POS Members.  Each Budget shall cover In-Network, Out-of-Network and Out-of-Area Shared Risk Services.  Each of the normalized Shared Risk Budgets shall be equal to the normalized HMO Shared Risk Budget, or institutional capitation PMPM, if applicable, and multiplied by one hundred and five percent (105%).  Actual Shared Risk Budget shall fluctuate from month to month to the extent that PPG’s age, sex and benefit plan mix fluctuates.

Effective 3/1/03- 2/29/04 Standard Shared Risk + 5%	Effective 3/1/03- 2/29/04 Small Group Shared Risk + 5%	Effective 3/1/04 Standard Shared Risk +5%	Effective 3/1/04 Small Group Shared Risk + 5%
*** + 5%	*** + 5%	*** + 5%	*** + 5%

10.    Addendum B to the Agreement, Section J. Pharmacy Shared Risk Program. subsection 1. Pharmacy Budget shall be deleted in its entirety and replaced with the following:

1.                   Pharmacy Budget.  Each month HMO shall fund the Pharmacy Budget at *** effective 3/1/03-2/29/04 and *** effective 3/1/04 per eligible Member per month (“PEMPM”) subject to the age, sex and benefit plan factors set forth in Addendum B.

11.    A new Addendum J, Health Insurance Portability and Accountability Act of 1996 (“HIPAA”) attached hereto is hereby added to the Agreement

Except as so amended, all other provisions of the Agreement shall remain unchanged and in effect.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment by their officers duly authorized to be effective on the date and year first written above.

A.V. Medical Group	Health Net, Inc. Affiliates

/s/ Peter G. Goll	/s/ Jenni Vargas
Signature	Jenni Vargas

Senior Vice President
Title	Network Management and Development Officer

1-17-03	1-27-03
Date	Date

33-086 1226
Federal Tax Identification Number

ADDENDUM I
HEALTH INSURANCE PORTABILITY AND
ACCOUNTABILITY ACT (HIPAA)

A.           HNI and PPG are parties to the Agreement pursuant to which PPG provides a service to, or performs a function on behalf of HNI and, in connection therewith, uses or discloses Protected Health Information (“PHI”) that is subject to protection under the Health Insurance Portability and Accountability Act of 1996 (“HIPAA”);

B.             Any entity which creates or receives PHI from or on behalf of HNI is a business associate, as defined in the HIPAA implementing privacy regulations, 45 C.F.R. Parts 160 and 164 (“HIPAA Regulations”);

C.             Pursuant to the HIPAA Regulations, all PPG’s contracted with HNI must agree in writing to certain mandatory provisions regarding the use and disclosure of PHI; and

D.            The purpose of this Addendum is to satisfy the requirements of the HIPAA Regulations, including, but not limited to, business associate contract requirements set forth at 45 C.F.R. § 164.504(e), as it may be amended from time to time.

NOW THEREFORE, in consideration of the mutual promises and covenants contained herein, the parties agree as follows:

1.               Definitions.  Unless otherwise provided in this Addendum, capitalized terms have the same meaning as set forth in the HIPAA Regulations, 45 C.F.R. Parts 160 and 164.

2.               Scope of Use and Disclosure of Protected Health Information.  Except as otherwise limited in this Addendum.  PPG shall use and disclose PHI solely to provide the services, or perform the functions, described in the Agreement, provided that such use or disclosure would not violate the HIPAA Regulations if so used or disclosed by HNI.  PPG, to the full extent applicable, shall ensure that its directors, officers, employees, contractors and agents shall:

(A)                              Not use or further disclose PHI other than as permitted or required by this Addendum or as Required By Law;

(B)                                Implement all appropriate and reasonable administrative, physical and technical safeguards to prevent use or disclosure of PHI other than as provided by this Addendum;

(C)                                Mitigate, to the extent practicable, any harmful effect that is known to PPG of a use or disclosure of PHI by PPG in violation of the requirements of this Addendum;

(D)                               Report promptly to HNI’s designated Privacy Officer any use or disclosure of PHI not provided for by this Addendum of which PPG becomes aware;

(E)                                 Require contractors or agents to whom PPG provides PHI received from, or created or received by PPG on behalf of, HNI, to agree to the same restrictions and conditions that apply to PPG with respect to such PHI under this Addendum.

(F)                                 Provide to HNI or, as directed by HNI, to an Individual, in the time and manner designated by HNI, any information necessary to allow HNI to respond timely to a request by an Individual for a copy of the Individual’s PHI pursuant to 45 C.F.R. § 164.524; (1)

(G)                                Maintain for a period of six (6) years all Designated Record Sets relating to PHI received from, or created or received by PPG on behalf of HNI;

(H)                               Maintain for a period of six (6) years records of all disclosures of PHI, other than for the purpose(s) set forth in this Addendum, including the date, name of recipient, description of PHI disclosed and purpose of disclosure;

(I)                                    Provide to HNI or, as directed by HNI, to an Individual, in the time and manner designated by HNI, any necessary information collected in accordance with Section 2(H) of this Addendum in order to allow HNI to respond timely to a request by an Individual for an accounting of the disclosures of the Individual’s PHI pursuant to 45 C.F.R. § 164.528;(2)

(J)                                   Make any amendments to PHI that HNI directs or agrees to pursuant to 45 C.F.R. § 164.526 at the request of HNI or an Individual in the time and manner designated by HNI; (3)

(K)                               Make PPG’s internal practices, books, and records relating to the use and disclosure of PHI received from, or created or received by PPG on behalf of, HNI available to HNI or, at the request of HNI, to the Department of Health and Human Services (“DHHS”), in a time and manner designated by HNI or DHHS, for purposes of determining HNI’s compliance with the HIPAA Regulations; provided that, in all events.  PPG shall immediately notify HNI upon receipt by PPG of any request received from DHHS relating to HNI’s compliance with the HIPAA Regulations and shall provide HNI with copies of any materials provided to DHHS;

(L)                                 Upon termination of the Agreement, return or destroy all PHI received from, or created or received by PPG on behalf of, HNI that PPG still maintains, or which is maintained by any contractor or agents of PPG, in any form and shall retain no copies of such PHI; provided that if such return or destruction is not feasible, PPG shall extend the protections of this Addendum to the PHI and limit further uses and disclosures to those purposes that make the return or destruction of the information infeasible.  A senior officer of PPG shall certify in writing to HNI, within five (5) days after termination, that all PHI has been returned or destroyed as provided above and that PPG retains no copies of PHI in any form; and

(M)                            Allow HNI, upon reasonable notice, to inspect PPG’s procedures and practices with respect to compliance with the terms of this Addendum; provided, however, that HNI has no duty to inspect and its decision not to inspect does not relieve PPG of its compliance responsibility.

3.               Obligations of HNI.  To assist PPG in the proper use and disclosure of PHI, HNI shall;

(A)                              Provide PPG with the notice of privacy practices that HNI produces in accordance with 45 C.F.R. § 164.520, as well as any changes to such notice;

(B)                                Provide PPG with any changes in, or revocation of permission by an Individual to use or disclose PHI, if such changes affect PPG’s permitted or required uses and disclosures.

(1) May be omitted if PPG does not have PHI in a designated record set.  Designated record sets are records concerning enrollment, payment, claims adjudication, and medical or case management as well as any other records used to make a decision about an Individual.

(2) May be omitted if PPG does not have PHI in a designated record set.

(3) May be omitted if PPG does not have PHI in a designated record set.

(C)                                Notify PPG of any restriction on the use or disclosure of PHI that HNI has agreed, to in accordance with 45 C.F.R. § 164.522; and

(D)                               Not request PPG to use or disclose PHI in any manner that would not be permissible under the HIPAA Regulations if the PHI were to be so used or disclosed by HNI.(4)

4.               Standard Transactions.  To the extent PPG conducts Standard Transaction(s) on behalf of HNI, PPG shall, without limitation, comply with the HIPAA Regulations, “Administrative Requirements for Transactions,” 45 C.F.R. § 162.100 et seq., by the compliance date of October 16, 2003, and shall not: (a) Change the definition, data condition or use of a data element or segment in a standard: (b) Add any data elements or segments to the maximum defined data set: (c) Use any code or data elements that are either marked “not used” in the standard’s implementation specification or are not in the standard’s implementation specification(s); or (d) Change the meaning or intent of the standard’s implementation specifications.(5)

5.               Termination for Breach.  HNI shall have the right to terminate the Agreement upon written notice if HNI determines that PPG has breached a material term of the provisions of this Addendum: provided that HNI’s remedies under this Addendum and the section(s) of the Agreement related to termination, if any, shall be cumulative.

6.               Survival of Terms.  The obligations of PPG under Sections 2(F), 2(G), 2(H), 2(I) and 2(L) of this Addendum shall survive the termination of the Agreement.

7.               Injunctive Relief.  PPG agrees that the remedies at law for any breach by it of the terms of this Addendum shall be inadequate and that monetary damages resulting from such breach are not readily measured.  Accordingly, in the event of a breach or threatened breach by PPG of the terms of this Addendum, HNI shall be entitled to immediate injunctive relief.

Nothing herein shall prohibit HNI from pursuing any other remedies available to it for such breach, and HNI’s rights under this Addendum and the sections of the Agreement related to injunctive relief, if any, shall be cumulative.

8.               Amendment of Agreement.  In the event of a material change in the HIPAA Regulations or state law affecting the use or disclosure of PHI, HNI may amend this Addendum and the Agreement as necessary to comply with the change in the law or regulation and such amendment shall become effective sixty (60) days after receipt by PPG.  HNI’s rights under this Addendum and the section(s) of the Agreement related to amendments, if any, shall be cumulative.

9.               Notice of Investigation or Lawsuit and Indemnification.  PPG shall notify HNI immediately upon receipt of notice of an investigation or of a lawsuit filed against PPG related to or arising from the use or disclosure of PHI by PPG pursuant to this Addendum.  Any indemnification provision in the Agreement shall apply to PPG’s and HNI’s use and disclosure of PHI under this Addendum.

10.         Confidentiality.  Notwithstanding the foregoing, PHI shall not be included within the definition of “confidential information” in the section(s) of the Agreement related to protection of confidential information, if any, as PPG’s obligations with respect to PHI are set forth in this Addendum.

11.         State Law Requirements.  To the extent that state law is more stringent than the HIPAA Regulations, any use or disclosure of PHI by PPG shall be made in accordance with state law.

(4) If the Agreement provides for the use of PHI for purposes of data aggregation or management and administrative activities of PPG add the following language to the end of this provision: “unless such use or disclosure is necessary for the purposes of data aggregation or management and administrative activities of PPG under the Agreement.”

(5) May be omitted if there is no electronic data transaction by PPG.

12.         Interpretation.  Any-ambiguity in this Addendum shall be resolved in favor of a meaning that permits HNI to comply with the HIPAA Regulations.

13.         Effective Dale.  Except as otherwise provided above, this Addendum is effective on the date of execution as set forth above, except for Sections 2(E) through 2(J) which shall be effective on April 14, 2003.